Exhibit 99.2

Exhibit 99.2 BURGERFI ICR Conference January 2022

Disclaimer BURGERFI FORWARD-LOOKING STATEMENTS This Presentation may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995, including statements relating to BurgerFi International, Inc.’s (“BurgerFi” or the “Company”) estimates of its future business outlook, store opening plans, same store sales and restaurant operating margin growth plans, prospects or financial results. Forward-looking statements generally can be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects,” “will be,” “will continue,” “will likely result,” and similar expressions. These forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in our Annual Report on Form 10-K for the year ended December 31, 2020 and those discussed in other documents we file with the Securities and Exchange Commission. All subsequent written and oral forward-looking statements attributable to BurgerFi or persons acting on BurgerFi’s behalf are expressly qualified in their entirety by the cautionary statements included in this presentation. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. NON-GAAP FINANCIAL MEASURES For discussion and reconciliation of non-GAAP financial measures, see slides 32-33 of this presentation. 2

BURGERFI Award-winning, fast casual “better burger” concept, delivering a delicious, all-natural burger experience ordered through our digital platforms or in our cool, modern, eco-friendly restaurants served by our passionate team members. 3

Anthony’s Coal Fired Pizza & Wings prides itself on serving fresh, never frozen, high-quality ingredients. Anthony’s menu offers “well-done” pizza, coal fired chicken wings, homemade meatballs, and a variety of handcrafted sandwiches and salads. 4

Synergies from Business Combination Strengthened Leadership: Newly appointed CEO, Ian Baines, has 40+ years experience with iconic companies such as Darden, Brinker, Uno’s, Cheddars, and Anthony’s. Baines’ solidified leadership team with new President of BurgerFi, Chief Development Officer and Chief Legal Officer and expanded roles for Chief Financial Officer, Chief Technology Officer, Chief People Officer and Senior Vice President of Marketing for synergy. Partnership with L Catterton: L Catterton is now one of the Company’s largest shareholders and Andrew Taub (Managing Partner at L Catterton) has joined BurgerFi’s board. L Catterton brings depth of expertise and strategic value. Digital Transformation: Technology platforms will serve to drive efficiencies, savings, improve labor management and data analytics to be leveraged by both brands. Incremental Franchising Opportunity at Anthony’s: Opportunity to cross-sell franchising opportunities across both brands given strong southeast footprint. Geographic Overlap Leverages Existing Infrastructure: Geographic expansion for both brands along the eastern seaboard will leverage existing infrastructure. 5

BURGERFI

Timeline of BurgerFi's Growth & Evolution



NO HORMONES
NO ANTIBIOTICS

February 2011
First BurgerFi restaurant opens in Ft. Lauderdale, FL. Commits to the "Never-Ever Program" – sourcing only the top natural Angus beef in the U.S., raised without added antibiotics, hormones or steroids

2012
First franchised unit opens in Coral Springs, FL, followed by first out-of-state location in Raleigh, NC





2014
Opens 50th restaurant and recognized as the "#1 Fastest Growing Company" by Technomic and "Top Brands of 2014" by Fast Casual Magazine



2015
BurgerFi partners with OLO to launch state of the art digital online ordering platform



2017
BurgerFi opens its first airport location at FLL Airport in partnership with HMSHost and also opens its first college campus location at Temple University in partnership with Aramark

2017
BurgerFi launches its first chicken product: the Fi'ed Chicken Sandwich



2020
BurgerFi opens its 50th unit in Florida and signs licensing agreement with REEF Technology and Delaware North for rapid expansion around the country



2020
~1.6M in 3rd party delivery orders were made through BurgerFi's online ordering system for seamless digital customer experiences

December 2020
BurgerFi goes public on Nasdaq

Nasdaq



TOP 100
BURGERFI
Forbes
TOP BURGER RESTAURANT TO PUT ON YOUR RADAR 2021

2021
Recognized as a top fast casual chain in the U.S. by prominent media outlets

2021
Accelerating unit growth with the opening of 16 locations in 2021. **Anthony's is acquired.**



Timeline: 2011 · 2012 · 2014 · 2015 · 2017 · 2020 · 2021

6

Experienced Executive Leadership Team Ian Baines Chief Executive Officer Over 40 years of experience in the casual dining and fast-casual industries with best-in-class companies such as Brinker, Darden, Uno’s, Cheddars and most recently Anthony’s Patrick Renna President BurgerFi Restaurant industry veteran with 25 years of experience at Anthony’s, Chili’s, Bertucci’s, Wahlburger’s and Boloco Karl Goodhew Chief Technology Officer Over 15 years of software development experience with Fortune 500 companies Michelle Zavolta Chief People Officer More than 20 years experience with companies such as Anthony’s, Rare Hospitality, Logan’s Roadhouse and Ted’s Montana Grill Michael Rabinovitch Chief Financial Officer Ron Biskin Chief Development Officer Stefan Schnopp Chief Legal Officer & Secretary Nadia Cronk Senior Vice President, Marketing Over 25 years of extensive financial experience with best-in-class public companies such as Tech Data, Office Depot, Mayors Jewelers and Claire’s Over 25 years of restaurant company leadership with national and international brands such as TGI Friday’s, Chili’s, Baja Fresh, Burger King, Wolfgang Puck and Native Foods Extensive experience advising public company leadership on complex legal matters, and a key leader in effecting the T-Mobile-Sprint merger Over 15 years of marketing national restaurant brands such as Anthony’s, Bloomin’ Brands, and Fortune 500 companies 7

BURGERFI

Board of Directors



Ophir Sternberg
Executive Chairman

- Over 25 years of real estate industry experience
- Founder of Lionheart Capital LLC
- Founder and Managing Partner of Oz Holdings LLC



Martha Stewart
Independent Director
Chair of Product & Innovation Committee

- Founder of Martha Stewart Living Omnimedia
- Emmy and James Beard award-winning television show host
- Named to "50 Most Powerful Women" and "100 Greatest Living Business Minds"



Gregory Mann
Independent Director

- Almost a decade of advising, consulting, leadership and managerial roles



Allison Greenfield
Independent Director
Chair of Compensation & Nominating Committee

- Over 20 years of real estate development experience
- Partner at Lionheart Capital LLC with over 25 years of experience in entitlement, design, construction and management



Vivian Lopez-Blanco
Independent Director
Chair of the Audit Committee

- Experienced board member and seasoned finance executive
- Expertise in organizational transformation
- Previously CFO at both Mednax, Inc. and the Hispanic restaurant division of Carrols Corp.



Andrew Taub
Independent Director

- More than 25 years experience managing and investing in restaurant/retail portfolios
- Managing Partner at *L* Catterton since 1996

8

BurgerFi

Business Snapshot – BurgerFi Brand Founded in 2011 25 Corporate Owned Locations (1) 93 Franchisee Owned Locations (1) $166M System-wide Sales (2) (3) $46M Total Revenue (2) 1) As of December 31, 2021. 2) Preliminary—for the twelve months ended December 31, 2021. 3) See slide 33 for key metrics definitions. 10

BURGERFI

Environmental, Social, Governance (ESG)



ENVIRONMENTAL

Responsible Sourcing
- BurgerFi is built on a foundation of transparency & quality – e.g., No Antibiotics Ever (N.A.E.) and locally sourced produce whenever possible

Earth-friendly restaurant designs
- All-natural southern pine lumber for our wood walls
- Energy efficient appliances – e.g., LED lights, energy efficient fans
- Upcycled furnishings such as chairs made from recycled Coca-Coca bottles
- Recycle our cooking oil to be made into biofuel
- Switch from plastic to paper products
- Automatic water valves, reducing annual water consumption



SOCIAL

Training & education
- Fi-Way to upward mobility
- Developing Impactful Leaders course
- Certified Restaurant Trainer Program

Inclusive & supportive environment
- Competitive benefits (PTO & health)
- Code of Conduct includes commitments to non-discrimination, anti-harassment, & safety

Deep Community Involvement
- Marcum Foundation Partnership
- Palm Beach Atlantic Univ. Titus Center for Franchising

Food safety
- Quarterly independent Steritech audits for all restaurants

COVID-19 response
- Enhanced team member & guest safety measures

GOVERNANCE

80% Independent Board of Directors
80% Diversity on Board of Directors
Franchise Advisory Council
Robust Compliance Policies
- Brand shield to uphold integrity & ethical standards
- Confidential, independent 24/7 hotline for team members
- External Communications Policy
- Social Media Policy
- Non-Fraternization Policy
- Conflicts of interest, anti-kickback policy
- Insider trading policy
- No lobbying activities or political contributions

11

BURGERFI Competitive Landscape1 Hormone, Steroid & Antibiotic-Free Beef Plant-Based Protein Fresh-Cut Sides Gourmet Sauces Craft Beer & Wine Premium Frozen Custard Desserts Ghost Kitchen Relationships Eco-Friendly & Sustainable Design Flexible/Smaller Footprint 1) In a study conducted by BurgerFi, 25% of customers chose Five Guys as a substitute if BurgerFi were not an option. This compares to 7% choosing Shake Shack and 2% choosing either Habit Burger or Smashburger. 12

BURGERFI

Restaurant Locations



Dark gray represents at least one BurgerFi and one Anthony's Coal Fired Pizza & Wings restaurant is operating in the state as of December 31, 2021.

BurgerFi Locations

Alabama (4)
Auburn
Montgomery
Opelika
Tuscaloosa

Alaska (1)
Anchorage - Midtown

Arizona (2)
Mesa
Tempe

Connecticut (2)
Avon
Manchester

Colorado (1)
Denver

Florida (58)
Aventura
Boca Raton - Boca Pointe
Boca Raton - Uptown
Boyton Beach - Gateway
Boyton Beach - Cobblestone Corn
Coral Springs
Dania Beach
Davie
Delray Beach - Linton Blvd
Delray Beach - Ocean Blvd
Delray Beach - West Atlantic Ave
Doral - City Place
Doral - West Doral
Fort Lauderdale - FLL Airport
Fort Lauderdale - Sunrise Blvd
Fort Lauderdale - 17th Street
Fort Myers - Daniels Pkwy
Gainesville
Hallandale Beach
Jacksonville - St. Johns Town Center
Jacksonville - Riverdale
Jupiter - Harbourside Place
Jupiter - Indiantown Rd
Kissimmee - Margaritaville Blvd
Kissimmee - The Crosslands
Lake Mary
Lauderdale-by-the-Sea
Lighthouse Pointe
Miami - Pinecrest
Miami Beach - Collins
Naples - Immokalee
Naples - Tamiami
Neptune Beach
Odessa - The Preserve Marketplace
Orlando - Lake Nona
Orlando - Sand Lake Rd
Orlando - UCF
Oviedo
Palm Beach Gardens
Pembroke Pines - City Center
Pembroke Pines - Towngate
Pompano Beach
Sarasota
St. Lucie West
St. Petersburg
Tallahassee
Tampa - SOHO
Tampa - USF
Tampa - Sparkman Wharf
Trinity
Wellington
West Palm Beach
Weston
Windermere - The Grove
Windermere - The Village
Winter Garden
Winter Park

Georgia (5)
Alpharetta
Atlanta - CNN Center
Kennesaw
Lawrenceville
Peachtree Corners

Illinois (1)
Glenview

Indiana (2)
Fort Wayne
Fort Wayne-Jefferson Pointe

Kansas (1)
Leawood

Kentucky (3)
Lexington - Avenue of Champions
Lexington - Fayette Mall Plaza
Lexington - Hamburg

Maryland (6)
Baltimore - White Marsh
Columbia
North Bethesda
Oxon Hill-National Harbor
Silver Springs
Towson

Michigan (1)
Northville

New York (4)
Brooklyn
Commack
Latham
Saratoga Springs

North Carolina (5)
Cary - Walnut Street
Cary - Renaissance Park
Hickory
Raleigh - Crossroads
Raleigh - RDU Airport

Nevada (1)
Henderson

Ohio (2)
Cincinnati
Cuyahoga Falls

Pennsylvania (2)
Philadelphia - City Center
Philadelphia - Temple University

Puerto Rico (2)
Caparra
Guaynabo

South Carolina (3)
Myrtle Beach - N Ocean Blvd
Myrtle Beach - Surfside
North Myrtle Beach

Tennessee (2)
Brentwood
Hendersonville-Indian Lake Blvd

Texas (6)
Dallas - Preston Rd
Fort Worth
Lubbock
McAllen
San Antonio - Alamo Heights
South Padre Island

Virginia (4)
Charlottesville-5th St Station
Leesburg
Williamsburg
Woodbridge

International Locations
Saudi Arabia-Khobar City

Anthony's Locations

Delaware (2)
Pike Creek
Wilmington

Florida (28)
Altamonte Springs
Aventura
Boca Raton
Boca Raton East
Brandon
Clearwater
Coral Gables
Coral Springs
Delray Beach
Doral
Ft Lauderdale
North Ft Lauderdale
Kendall
Miami Lakes
Miramar
North Miami
Palm Beach Gardens
Pembroke Pines
Pinecrest
Plantation
Pompano Beach
Sand Lake
Stuart
Tampa North
Tampa South
Wellington
Weston
West Palm Beach

Maryland (1)
Bethesda

Massachusetts (4)
Littleton
Natick
Reading
Westwood

New Jersey (8)
Clifton
Edison
Fair Lawn
Livingston
Marlboro
Mount Laurel
Ramsey
Wayne

New York (5)
Bohemia
Carle Place
Commack
Wantagh
Woodbury

Pennsylvania (12)
Blue Bell
Cranberry
Exton
Horsham
Mcmurray
Monroeville
Settlers Ridge
Trexlertown
Wayne
Wynnewood
Wyomissing
Springfield

Rhode Island (1)
Cranston

13

Two Award Winning Brands 2021 fast casual TOP100 MOVERS & SHAKERS BURGERFIO #1 BRAND OF THE YEAR Forbes TOP BURGER RESTAURANT ON UN POUR RADAR 2021 Top Burger Restaurant to put on your radar 2021 Casual 2020 Fast CON Fast Casuo. TOP 10 GURGER MOVERS & SHAKERS Top 100 Movers & Shakers ‘14, ‘15, ‘16, ‘17, ‘18, ‘19, 20 LA CHAIN 1C NEW YORK USA TODAY READERS CHOICE 2021 Critic’s Pick BURGERFI RESTAURANT BUSINESS Top Better Burger Chain Top 500 Chains Inc. TECHNOMIC Experience Vision Impact #3 Fastest growing Limited-Service Chain Restaurant News Top 500 Fastest growing Private Companies The Next 20 Restaurant News NEXT GEN BURGEL BRANDS AMERICA’S FAVORITE e A TOP 200 REPORT RESTAURANT CHAINS 2022 Newsweek statista Best Pizza Best Italian observer READERS (CHOICE 2021 Bethesda MAGAZINE DEPO BEST Bethesda KELEE 2021 Winner CROWNED THE BEST! Readers’ pick: Best New Restaurant Best Chicken Wing Spot Best Pizza Spot mashed Top 3 Best Major Pizza Chain Top Burger Restaurant to put on your radar 2021

Anthony’s Coal Fired Pizza & Wings

Anthony’s Coal Fired Pizza & Wings “ACFP” Snapshot Founded in 2002 and headquartered in Fort Lauderdale, FL, “ACFP” is a leading operator of premium pizza and wings within casual dining • 61 company-owned restaurants in FL (28), PA (12), NY (5), NJ (8), DE (2), MA (4), RI (1), and MD (1) • Stores are predominantly located in suburban strip centers and average 3,200 square feet in size Concept is centered around a 900-degree coal fired oven, and its streamlined menu offers “well-done” pizza, coal fired chicken wings, homemade meatballs, and a variety of handcrafted sandwiches and salads • ACFP provides a differentiated offering among its casual dining peers driven by its coal fired oven, which enables the use of fresh, high-quality ingredients and supports quicker ticket times • Concept is at the intersection of multiple dining trends: small box, fast casual, authenticity, and premium menu offerings • Menu consists of ~25 items; simplicity allows for easier execution and growth vs. comparable concepts • Wine, craft beer and cocktail selection provides strong alcohol mix (15.9% pre-COVID) 16

BURGERFI ACFP’s Normalized Unit Metrics ($ in millions) Total Store Count1 61 Average Unit Volume (AUV)2 $2.3 Unit-Level Operating Margin3 19% 1) # of Restaurants as of December 31, 2021. 2) AUV’s are representative of pre-COVID-19 levels. 3) Unit-Level Operating Margin is based on ACFP’s sales and unit-level operating margin performance metrics pre-COVID-19. No predictions or assurances are being made as to when or if the metrics experienced before COVID-19 will be realized as it relates to Average Unit Volumes and unit-level operating margin. 17

BURGERFI New ACFP Prototype Under Development New smaller prototype increases long-term growth opportunity • Developing new prototype with a 2,200 square foot model vs. the traditional 3,200 square foot version • Increases optionality on sites • Improves unit economics • Expands total addressable market 18

BURGERFI Technology & Innovation 19

BURGERFI Improved Oven Performance Quick and consistent coal-fired oven with gas assist • The oven is the heart of Anthony’s Coal Fired Pizza & Wings: everything but our salad and cheesecake is cooked in our ovens • New oven maintains signature coal fired char, while gas assist function allows for easier execution • Double the capacity, up to 15 16’’ pizzas • Uses far less coal (40lbs vs. 320-400lbs) • ~5 minutes to cook First of its kind coal fired rotating-deck oven testing for Ghost Kitchens • Still imparts the unique char flavor to pizza and wings 20

BURGERFI

Digital Innovation

Data-Driven Loyalty + Mobile App

- Single platform for vendor integrations
- Easily scalable to multiple concepts
- Integrated loyalty with automated, smart promotions and marketing
- Enhanced Customer Data Platform to analyze guest data and market with personalized incentives


EARN DELICIOUS REWARDS
JOIN TODAY AND START EARNING REWARDS!

State-of-the-Art Self-Ordering Kiosks

- ~50% of in-restaurant orders flow through kiosk
- + 16% higher check average
- Dynamic upsell
- Automated POS integration
- Cloud-Based Content Management System
- Marketing video content for screensaver



Digital Innovation + Kiosk Pilot Live in 4 Restaurants with Rapid Expansion Planned

21

BURGERFI

Patty-the-Robot and Curbside Smartwatch Notifications

Contactless Curbside Pick-Up

- Informing servers via Smartwatch when customer arrives
- Streamlining customer experience and in-house efficiencies


Table
12
SOS
Table
48

Leading-Edge Robotic Food Server

- Help combat labor shortages
- Restaurant-mapping programmed to deliver food to specific tables
- Uses LiDAR and optical sensors for real-time navigation and obstacle avoidance
- Novelty aspect elevates experience





RICHTECH ROBOTICS

Production & Pilot Program

22

BURGERFI

Digital Ordering

AI-Powered Voice

- Phone orders via voice user interface integrated direct to POS
- Verbal AI guided ordering process
- 700k phone orders per year
- 90% expected to be handled by AI

QR Code Technology

- Touchless embedded NFC
- Direct to POS
- Increases throughput as staff focused on hospitality and food preparation
- Upsell and additional add-ons during or after the meal

In-Car Voice Activated

- Order with voice or via interactive dash
- Curbside pickup with notification to the restaurant upon arrival
- Smart order time placement based on drive time and order-make time
- Coming summer 2022 in 5G enabled cars



Incoming Call





BURGERFI

Pilot Program

mavi.io

23

Investment in Customer Experience Through Technology Omnichannel customer experience provides the BurgerFi experience at home, in the restaurant and on the roa Renewed focus on the user experience at all touch points, including mobile app, website, kiosk, drive thru and front of house systems Using cloud technology, such as artificial intelligence and machine learning, to make data-based decisions Innovating with experienced partners to deliver food autonomously and explore the boundaries of food delivery 24

Growth Strategy 25

DEVELOPMENT STRATEGY: Company-Owned & Franchised Leveraging dominant position as premier “better burger” and “premium pizza and wings” in Florida Grow presence on Eastern seaboard and other important markets in Southeast, Mid-Atlantic and Northeast for BurgerFi & Anthony’s Coal Fired Pizza & Wings Start with 2-3 company-owned restaurants in key “cluster cities” such as Tampa, Jacksonville, Atlanta & Nashville, add current and future franchisee growth, to: Drive brand awareness through ad fund growth and impact Provide operational training support Seeking multi-unit franchise deals in adjacent Southeast markets and opportunistic deals in other U.S. regions Pursuing additional international franchises as countries open borders, including Saudi Arabia this year 26

BURGERFI Ghost Kitchens: Additional Revenue Driver • Anthony’s virtual wing concept, The Roasted Wing, is available through 3rd party delivery for all 61 locations • BurgerFi accelerated growth of delivery-only ghost kitchens: 22 open as of 12/31/2021 27

BURGERFI 2021 Growth Metrics BurgerFi remains optimistic about its short-term and long-term prospects Opened 16 new BurgerFi restaurants in 2021 Systemwide sales growth over 30% including same-store sales over 13% 28

Latest Financial Results 29

BURGERFI Q3 2021 Financial Summary Total revenue increased 25% to $11.1 million vs. $8.9 million in Q3’20 Systemwide sales1 increased 25% to $41.4 million vs. $33.2 million in Q3’20 Same-store sales increased +7% for corporate locations, +9% for franchised locations Net loss attributable to common shareholders was $(5.0) million vs. net loss attributable to controlling interests of $(0.8) million in Q3’20 Adjusted EBITDA2 was $0.2 million vs. $(32) thousand in Q3’20 $28.3 million in cash balance as of September 30, 2021 1) See slide 33 for key metrics definitions. 2) See slides 32-33 for reconciliation and definitions of non-GAAP financial measures. 30

YTD Q3 2021 Key Metrics1 Nine Months Ended (in thousands, except percentages) September 30, 2021 Systemwide Restaurant Sales $125,420 Systemwide Restaurant Sales Growth 34% Systemwide Restaurant Same Store Sales Growth 17% Corporate-Owned Restaurant Sales $25,344 Corporate-Owned Restaurant Sales Growth 46% Corporate-Owned Restaurant Same Store Sales Growth 18% Franchise Restaurant Sales $100,403 Franchise Restaurant Sales Growth 31% Franchise Restaurant Same Store Sales Growth 16% Digital Channel Systemwide Sales $50,282 Digital Channel Sales Growth 27% Digital Channel Orders 1,932 Digital Channel Orders % of Systemwide Sales 40% 1) See slide 33 for key metrics definitions. 31

Adjusted EBITDA Reconciliation The following table sets forth a reconciliation of net loss to adjusted EBITDA: BurgerFi International Inc., and Subsidiaries Reconciliation of Net Loss to Adjusted EBITDA (Non-GAAP) (Unaudited) Successor Predecessor Nine Months Ended September 30, 2021 Nine Months Ended September 30, 2020 in thousands) (11) 97 811 Net loss Attributable to Common Shareholders (successor) and Controlling Interests (predecessor) Gain on change in value of warrant liability Interest expense Income tax expense Depreciation and amortization expense Share-based compensation expense Pre-opening costs Store closure costs PPP loan gain Loss on disposal of property and equipment Legal settlements 252931-001 10Jan2022 02:01 QTA Page 38 M&A Adjusted EBITDA (4,237) (10,405) 46 731 6,473 6,785 1,243 132 (2,237) 9 477 2,169 1.186 124 506 1,527 32

Adjusted EBITDA Reconciliation & Key Metrics Definitions Adjusted EBITDA Reconciliation • To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, this presentation uses the measures Adjusted EBITDA and EBITDA margin. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. These non-GAAP measures, as presented with respect to BurgerFi, may not be comparable to similarly titled measures reported by BurgerFi’s peers and competitors, due to the fact that not all food service businesses use the same definitions. The presentation of these measures does not replace the presentation of BurgerFi’s financial results in accordance with GAAP. • We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain items that may not be indicative of our recurring core business operating results. We believe that both our management team and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, and analyzing future periods. These non-GAAP financial measures also facilitate management’s internal comparisons to our historical performance and liquidity as well as comparisons to our competitors’ operating results. We believe these non-GAAP financial measures are useful to investors both because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and (2) they are used by our institutional investors and the analyst community to help them analyze the health of our business. • There are a number of limitations related to the use of non-GAAP financial measures. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from these non-GAAP financial measures and evaluating these non-GAAP financial measures together with their relevant financial measures in accordance with GAAP. • For more information on these non-GAAP financial measures, please see the table captioned Reconciliation of Net Loss to Adjusted EBITDA included on slide 32. Key Metrics Definitions • “Systemwide Restaurant Sales” is presented as informational data in order to understand the aggregation of, franchised stores sales, ghost kitchen and corporate-owned stores sales performance. Systemwide restaurant sales growth refers to the percentage change in sales at all franchise restaurants, ghost kitchens and corporate-owned restaurants in one period from the same period in the prior year. Systemwide restaurant same store sales growth refers to the percentage change in sales at all franchise restaurants, ghost kitchens, and corporate-owned restaurants once the restaurant has been in operation after 14 months. See definition below for same store sales. • “Corporate-Owned Restaurant Sales” represent the sales generated by corporate-owned restaurants. Corporate-owned restaurant sales growth refers to the percentage change is sales at all corporate-owned restaurants in one period from the same period in the prior year. Corporate-owned restaurant same stores sales growth refers to the percentage change in sales at all corporate-owned restaurants once the restaurant has been in operation after 14 months. These measures highlight the performance of existing corporate restaurants. • “Same Store Sales” is used to evaluate the performance of our store base, which excludes the impact of new stores and closed stores, in both periods under comparison. We include a restaurant in the calculation of same store sales once it has been in operation after 14 months. A restaurant which is temporarily closed (including as a result of the Covid-19 pandemic), is included in the same store sales computation. A restaurant which is closed permanently, such as upon termination of the lease, or other permanent closure, is immediately removed from the same store sales computation. Our calculation of same store sales may not be comparable to others in the industry. • “Digital Channel Systemwide Sales” is used to measure performance of our digital platform and partnerships with third party delivery partners. We believe our digital platform capabilities are a vital element to continuing to serve our customers and will continue to be a differentiator for BurgerFi as compared to some of our competitors. Digital channel systemwide sales refer to sales generated through the use of digital platforms across all our franchise and corporate-owned restaurants. Digital channel sales growth refers to the percentage change in sales through our digital platforms in one period from the same period in the prior year for all franchise and corporate-owned restaurants. Digital channel orders and digital channel orders as a percentage of systemwide sales are indicative of the number of orders placed through our digital platforms and the percentage of those digital orders when compared to total number of orders at all our franchise and corporate restaurants. • “Adjusted EBITDA,” a non-GAAP measure, is defined as net (loss) income attributable to common shareholders and controlling interests before interest, income taxes, depreciation and amortization, merger and acquisition related costs, preopening costs, share-based compensation expense, gains and losses on change in value of warrant liabilities, Paycheck Protection Program loan gain, certain legal matters, and may include certain other non-recurring items, such as store closure costs and loss on disposal of property and equipment. 33

Key Takeaways 34

Investment Highlights Award-winning, “better burger” concept that is well-positioned for expansion with a strong balance sheet plus an experienced and motivated senior management team. Significant runway for growth coming out of the pandemic. Opened 16 BurgerFi locations in 2021. In addition, grew Ghost Kitchens to 22 locations at 12/31/2021. Unique expansion opportunities to grow the BurgerFi & Anthony’s brands outside of restaurants, including ghost kitchens and non-traditional venues. Tech-enabled ordering system and loyalty platform to meet the evolving preferences of today’s consumer, ultimately driving revenue growth. BurgerFi was named a top fast casual chain in the U.S. by three prominent media outlets in 2021 and recognized by multiple food and consumer institutions for best-in-class quality of ingredients. Strong profitability from Anthony’s and opportunities for growth along the Eastern Seaboard. A new, smaller footprint Anthony’s provides enhanced returns and increases the addressable market. Significant cross selling opportunities and ability to franchise Anthony’s. 35

Investor Relations Contact Contact Us Lynne Collier (646) 430-2216 IR-BFI@icrinc.com